UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-14875	52-1261113
(State or Other Jurisdiction of corporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 12th Street NW, Washington, D.C. 20004
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each Exchange on which Registered
Common Stock, par value $0.01 per share	FCN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)

A total of 33,351,008 shares, or 93.58%, of the common stock issued and outstanding as of the close of business on the record date of March 7, 2024 (the “Record Date”), were represented by proxy at the annual meeting of the stockholders of FTI Consulting, Inc. (the “Company”) held on June 5, 2024 (the “Annual Meeting”). The proposals below were described in detail in the proxy statement for the Annual Meeting (the “Proxy Statement”).

(b)	The final voting results for the three proposals submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal No. 1 – Elect as directors the nine nominees named in the Proxy Statement. Stockholders of record as of the close of business on the Record Date elected the nine nominees as directors of the Company by a majority of the total votes cast FOR their election as a director at the Annual Meeting, to each serve until the next annual meeting of stockholders or until its successor is duly elected and qualifies, or until its death, resignation, retirement or removal (whichever occurs first), as follows:

Name	For	Against	Abstain	Broker Non-Votes
Brenda J. Bacon	31,421,247	850,770	18,453	1,060,538
Mark S. Bartlett	31,162,844	1,111,970	15,656	1,060,538
Elsy Boglioli	32,065,804	205,807	18,859	1,060,538
Claudio Costamagna	31,693,933	577,352	19,185	1,060,538
Nicholas C. Fanandakis	32,016,876	255,241	18,353	1,060,538
Steven H. Gunby	31,892,679	381,727	16,064	1,060,538
Gerard E. Holthaus	31,665,906	606,210	18,354	1,060,538
Stephen C. Robinson	32,081,876	190,241	18,353	1,060,538
Laureen E. Seeger	32,102,752	169,870	17,848	1,060,538

Proposal No. 2 – Ratify the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2024. A majority of votes cast by stockholders of record as of the Record Date at the Annual Meeting voted FOR Proposal No. 2, and the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024 was ratified, as follows:

For	Against	Abstain
33,164,451	167,314	19,243

Proposal No. 3 – Vote on an advisory (non-binding) resolution to approve the compensation of the named executive officers for the year ended December 31, 2023 as described in the Proxy Statement. The votes cast by stockholders of record as of the Record Date at the Annual Meeting voted 99.36% FOR and 0.63% AGAINST Proposal 3, as follows:

For	Against	Abstain	Broker Non-Votes
32,060,471	203,480	26,519	1,060,538

The Company’s Board of Directors and Compensation Committee value the views of the Company’s stockholders and will consider the results of this advisory vote when making future decisions on named executive officer compensation.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

104	The Cover Page from FTI Consulting’s Current Report on Form 8-K dated June 5, 2024, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: June 7, 2024	By:	/s/ CURTIS P. LU
Curtis P. Lu
General Counsel

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